UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AEROCENTURY CORP.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A

Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date filed: N/A

AEROCENTURY CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

Important Notice Regarding the Availability of Proxy Materials

For the 2021 Annual Meeting of Stockholders to be Held On Wednesday,
December 29, 2021 at 10:00 a.m. (Pacific Standard Time)

The following proxy materials are available to you to review at: https://www.cstproxy.com/aerocentury/2021

-	the Company’s Annual Report on Form 10-K for the year ended December 31, 2020;
-	Notice of Annual Meeting of Stockholders of AeroCentury Corp.;
-	the Company’s 2021 Proxy Statement;
-	the form of Proxy Card; and
-	any additional materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote, visit www.cstproxyvote.com and enter your control number.

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If you would like to receive a paper or e-mail copy of the proxy materials, you must request one. Unless you request one, you will not receive a paper or email copy of the proxy materials. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 15, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

The Annual Meeting will be held at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. You may obtain information on how to attend the meeting and vote in person by accessing and reviewing the proxy materials available on the Internet.

THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING ARE AS FOLLOWS:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve our 2021 Equity Incentive Plan;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

5.	To conduct any other business properly brought before the Annual Meeting.

The Board of Directors of the Company recommends that you vote “For” Proposals 1-4.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to access your proxy.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/aerocentury/2021

or By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.